SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

DWS Managed Municipal Bond Fund

Effective June 1, 2010, Eleanor R. Lynch will no longer serve as co–lead portfolio manager of the above-listed fund. Effective as of such date, all references to Ms. Lynch are hereby deleted.

Effective June 1, 2010, the following person is added to the portfolio management team, as reflected in the “Portfolio management” section of the fund’s prospectuses:

Michael J. Generazo
Director of Deutsche Asset Management and Portfolio Manager of the fund.
■ Over 17 years of investment industry experience.
■ Joined Deutsche Asset Management in 1999 and the fund in 2010.
■ BS, Bryant College; MBA, Suffolk University.

Please Retain This Supplement for Future Reference.

April 9, 2010 DNTFIF–3604	[DWS INVESTMENTS LOGO] Deutsche Bank Group